The Long-Short Fund

a Series of Northern Lights Fund Trust

Class	A	shares	BPFAX
Class	C	shares	BPFCS
Class	I	shares	BPFIX

Supplement dated September 2, 2011

to the Prospectus dated September 1, 2011.

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The Fund's Board of Trustees has approved changes to the Fund as described below, to be effective November 1, 2011.  The changes are based upon the recommendation of the Fund's interim adviser, Preservation Trust Advisors, LLC ("PTA"), to expand the investment mandate of the Fund to offer shareholders a fund that utilizes alternative investment strategies beyond a long-short strategy.

The following changes will be effective November 1, 2011:

(1)

The name of the Fund will be PTA Comprehensive Alternatives Fund.

(2)

The Fund's current investment objective is to provide long-term capital appreciation while reducing market risk and providing downside protection.  The Fund's new investment objective will be to achieve long-term capital appreciation with an emphasis on positive (absolute) returns and low correlation to traditional financial market indices.

(3)

The Fund's principal investment strategies will be expanded to include a more comprehensive set of alternative strategies beyond, but including, a long-short strategy.

On or about November 1, 2011, shareholders will receive a revised and updated prospectus that will describe these changes, as well as related risks, in greater detail.

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MANAGER-OF-MANAGERS ORDER:  The Board of Trustees approved a request by PTA to seek an exemptive order from the Securities and Exchange Commission that would permit PTA to hire one or more sub-advisers with Board of Trustee approval, but without shareholder approval.  The exemptive order will also permit PTA to make material changes to sub-adviser contracts under the same Board-approval process.

A shareholders meeting will be held soon, at which meeting, Fund shareholders will be asked to approve the application for an exemptive manager-of-managers order.  Shareholders will receive a proxy statement that will allow them to approve or reject the application for an exemptive order.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated September 1, 2011, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-888-899-2726.

Please retain this Supplement for future reference.